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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERD PUBLIC ACCOUNTING FIRM

To the Board of Directors of TransCanada Corporation

        We consent to the inclusion in this Annual Report on Form 40-F of:

  •
  our audit report dated February 22, 2007 on the consolidated balance sheets of TransCanada Corporation as at December 31, 2006 and 2005 and the consolidated statements of income, retained earnings and cash flows for each of the years in the three-year period ended December 31, 2006,

  •
  our audit report dated February 22, 2007 on the Reconciliation to United States GAAP,

  •
  our comments by auditors for United States readers on Canada — United States reporting differences dated February 22, 2007,

  •
  our audit report dated February 22, 2007 on management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2006 and the effectiveness of internal control over financial reporting as of December 31, 2006, each of which is contained in this Annual Report on Form 40-F for the fiscal year ended December 31, 2006.

        We also consent to incorporation by reference of the above mentioned audit reports and comments in TransCanada Corporation's:

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  Registration Statement (No. 333-5916) on Form S-8 dated November 4, 1996 and the Post-Effective Amendment No. 1 on Form S-8 dated May 15, 2003;

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  Registration Statement (No. 333-8470) on Form S-8 dated March 18, 1998 and the Post-Effective Amendment No. 1 on Form S-8 dated May 15, 2003;

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  Registration Statement (No. 333-9130) on Form S-8 dated July 15, 1998 and the Post-Effective Amendment No. 1 on Form S-8 dated May 15, 2003;

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  Registration Statement (No. 33-13564) on Form S-3 dated April 16, 1987 and the Post-Effective Amendment No. 2 on Form F-3 to Form S-3, dated December 5, 1996, and the Post-Effective Amendment No. 3 on Form F-3 to Form S-3 dated June 19, 2003;

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  Registration Statement (No. 33-13564) on Form S-3 dated April 16, 1987 and the Post-Effective Amendment No. 2 on Form F-3 to Form S-3, dated December 5, 1996, as amended by Post-Effective Amendment No. 1 on Form F-3 dated June 19, 2003 (related also to Registration Statement (No. 333-6132) on Form F-3); and

  •
  Registration Statement (No. 333-140150) on Form F-10 dated January 23, 2007, as amended by Amendment No. 1 on Form F-10/A dated February 1, 2007 and Amendment No. 2 on Form F-10/A dated February 2, 2007;

/s/ KPMG LLP

Chartered Accountants

Calgary, Canada
February 27, 2007

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  Exhibit 23.1